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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the annual report of Outdoor Channel Holdings, Inc. (the "Company") on Form 10-K/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William A. Owen, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

/s/ William A. Owen
---------------------------
Chief Financial Officer
May 12, 2005

A signed original of this written statement required by Section 906 has been provided to Outdoor Channel Holdings, Inc. and will be retained by Outdoor Channel Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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